Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2) |    |

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

NEWPAGE CORPORATION

(Exact name of obligor as specified in its charter)

Delaware	05-0616156
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Chillicothe Paper Inc.

(Exact name of registrant as specified in its charter)

Delaware	05-0616154
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Escanaba Paper Company

(Exact name of registrant as specified in its charter)

Michigan	31-0735598
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Luke Paper Company

(Exact name of registrant as specified in its charter)

Delaware	11-3666265
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NewPage Canadian Sales LLC

(Exact name of registrant as specified in its charter)

Delaware	27-0015384
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NewPage Consolidated Papers Inc.

(Exact name of registrant as specified in its charter)

Delaware	16-1708330
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NewPage Energy Services LLC

(Exact name of registrant as specified in its charter)

Delaware	30-0261838
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NewPage Port Hawkesbury Corp.

(Exact name of registrant as specified in its charter)

Nova Scotia, Canada	98-0400070
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NewPage Port Hawkesbury Holding LLC

(Exact name of registrant as specified in its charter)

Delaware	16-1708330
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NewPage Wisconsin System Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	39-2003332
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Rumford Cogneration, Inc.

(Exact name of registrant as specified in its charter)

Delaware	82-0378864
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Rumford Paper Company

(Exact name of registrant as specified in its charter)

Delaware	31-1480427
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Upland Resources, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	22-2092996
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Wickliffe Paper Company LLC

(Exact name of registrant as specified in its charter)

Delaware	81-0668293
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

8540 Gander Creek Drive Miamisburg, Ohio	45342
(Address of principal executive offices)	(Zip code)

11.375% Senior Secured Notes due 2014

Guarantees of 11.375% Senior Secured Notes due 2014

(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-154173).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of May, 2010.

THE BANK OF NEW YORK MELLON

By:	/S/ KIMBERLY AGARD
Name: KIMBERLY AGARD Title: VICE PRESIDENT